Exhibit Ref. 10.4
Form SB-2, Amendment No. 2
Mountain Oil, Inc.
SEC File No. 333-37842

                         PROMISSORY NOTE

   $85,000.00                                        September 5, 2000
                                                     Roosevelt, Utah

     For Value received, the undersigned, Mountain Oil, Inc., the "borrower", promises to pay to the order of Joseph F. Ollivier, the "Lender", at 3191 North Canyon Rd., Provo, Utah, or at such other places as the holder hereof may designate in writing, the sum of EIGHTY-FIVE THOUSAND DOLLARS ($85,000.00) payable, together both before and after judgment, with interest on the unpaid balance from the date of this note, until paid in full, at the rate of twelve (12%) per annum.


     The principal and interest shall be paid as follows:

     Borrower shall pay all accrued interest, penalties and costs on or before the 5th day of October, 2000, and on the twentieth day of each month thereafter until February 5, 2001. Borrower shall pay this note in full, including all outstanding principal, accrued interest, penalties and costs, on or before February 5, 2001.

      Prepayment of this note with interest and any attorney's fees and costs to date of payment may be made at any time without penalty.

      If the undersigned shall become insolvent or if the holder deems themselves insecure or if default be made in payment of the whole or any part of any installment at the time when or the place where the same becomes due and payable as foresaid, then the entire unpaid balance, with interest, shall, at the election of the holder hereof and with our notice of said election at once become due and payable. In the event of default and acceleration, the undersigned, agrees to pay to the holder hereof reasonable attorney's fees, legal expenses, and lawful collection costs in addition to all other sums due hereunder.

      Presentment, demand, protests, notice of dishonor and extension of time without notice are hereby waived and the undersigned consents to the release of any security, or any part thereof, with or without substitution.

      This note is secured by the UUC-1 financing statement, a copy of which is attached hereto as Exhibit "A".

     DATED this 5th day of September 2000.

                                   MOUNTAIN OIL, INC.
                                   /s/ Craig Phillips, President

                               E-1
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